UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2021
Unit Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 South Unit Drive,	Tulsa,	Oklahoma	74132	US
(Address of principal executive offices)			(Zip Code)	(Country)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A*

* The registrant’s common stock is currently quoted on the OTC Pink under the ticker symbol “UNTC”.

Item 2.02 Results of Operations and Financial Condition.

On July 13, 2021, Unit Corporation (the “Company”) issued a press release announcing that as of June 30, 2021, the Company’s long-term debt was $35 million. The Company has not finalized its financial statements for the quarter ended June 30, 2021, including all disclosures required by Generally Accepted Accounting Principles in the United States, and Grant Thornton has not reviewed, compiled, or performed any procedures with respect to the Company’s long-term debt. Accordingly, the foregoing estimate of the Company’s long-term debt as of and for the quarter ended June 30, 2021 is subject to change.

Item 7.01 Regulation FD Disclosure.

The board of directors of the Company has authorized repurchasing up to $25 million of its outstanding common stock. The repurchases will be made through open market purchases, privately negotiated transactions, or other available means. Repurchases will be made from time to time at the Company’s discretion depending on market conditions, share price and availability, and other factors. The Company intends to fund repurchases from available liquidity. The Company has no obligation to repurchase any shares under the repurchase program and may suspend or discontinue it at any time without prior notice.

The information contained in this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for any purposes, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The press release furnished as an exhibit to this report contains forward-looking statements within the meaning of the Securities Act and the Exchange Act. Those forward-looking statements are subject to certain risks and uncertainties, as disclosed by the Company in its filings with the Securities and Exchange Commission. Because of these risks, the Company's actual results may differ materially from those indicated or implied by the forward-looking statements. Except as required by law, we disclaim any obligation to publicly update or revise forward looking statements after the date of this report to conform them to actual results.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 13, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation

Date: July 13, 2021	By:	/s/ Drew Harding
Drew Harding Vice President, Secretary & General Counsel

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